UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2023
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Cyxtera Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39496	84-3743013 (IRS Employer Identification No.)
2333 Ponce de Leon Boulevard Suite 900 Coral Gables, FL 33134 (Address of principal executive office)	(Commission File Number)	33134 (Zip Code)
(305) 537-9500
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CYXTQ	*

*Cyxtera Technologies, Inc. Class A common stock began trading exclusively on the over-the-counter market on June 15, 2023 under the symbol CYXTQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on June 4, 2023, Cyxtera Technologies, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed a voluntary petition for relief (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Cyxtera Technologies, Inc., et al., Case Nos. 23-14852 through 23-14867.

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2023 the Company Parties entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Phoenix Data Center Holdings LLC (the “Purchaser”). Pursuant to the Purchase Agreement, the Purchaser will acquire substantially all of the Company’s assets (collectively, “Assets”) and assume certain specified liabilities of the Company (collectively, “Assumed Liabilities” and such acquisition of the Assets and Assumed Liabilities, the “Transaction”) for a total purchase price of $775 million, subject to certain adjustments. The sale is being made free and clear of all liens, claims, liabilities, rights, encumbrances, and other interests (other than any Assumed Liabilities).

The Purchase Agreement contains customary representations and warranties of the parties and the closing of the Transaction is subject to a number of customary conditions, which, among others, include, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations. The Purchase Agreement also contains certain termination rights for both the Company Parties and the Purchaser.

The Company has filed a Notice of Transaction with the Bankruptcy Court that describes the full terms of the Purchase Agreement. The Company’s confirmation hearing to approve the Company’s amended chapter 11 plan of reorganization and the Transaction thereunder is scheduled for November 16, 2023, at 2:00 PM, prevailing Eastern Time. In addition to Bankruptcy Court approval, the Purchase Agreement is subject to regulatory approval and customary closing conditions. The Transaction is expected to close in the first quarter of 2024.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. More information may be found at http://www.kccllc.net/cyxtera.

Item 7.01. Regulation FD Disclosure.

Press Release

A copy of the press release dated November 1, 2023 issued by the Company announcing the entry into the Purchase Agreement is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding: the expected consummation of the Transaction; the conditions precedent to the closing of the Transaction; the expected benefits of the Transaction when expected or at all; the occurrence of any event, change or other circumstances that could give rise to the right of the Company or the Purchaser to terminate the Purchase Agreement; the possibility that the Transaction may be more expensive to complete than anticipated; the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; objections to the Company’s restructuring process, its senior secured super priority debtor in possession term loan facility or other pleadings; third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing agreements; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; the Company’s ability to attract, motivate and retain key executives and other associates; the impact and timing of cost reduction initiatives and other cost savings measures; the Company’s ability to generate or maintain liquidity; implementation of new systems and platforms; legal and regulatory proceedings; and the delisting of the Company’s Class A common stock from Nasdaq and quotation of the Class A common stock on the over-the-counter market. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Cyxtera has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1*	Asset Purchase Agreement, dated October 31, 2023, by and among Cyxtera Technologies, Inc., certain of its subsidiaries, and Phoenix Data Center Holdings LLC.
99.1	Press release issued by the Company dated November 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyxtera Technologies, Inc.

Date: November 2, 2023	By:	/s/ Victor Semah
	Name:	Victor Semah
	Title:	Chief Legal Officer